September 15, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 15, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE AMERICAN OPPORTUNITIES PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The second sentence of the third paragraph in the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Up to 20% of the Portfolio's net assets may be invested in foreign securities, which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs) or Global Depositary Shares (GDSs), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SEL AO 09/05